NUVEEN SYMPHONY OPTIMIZED ALPHA FUND

SUPPLEMENT DATED JUNE 22, 2012

TO THE SUMMARY PROSPECTUS DATED

JANUARY 31, 2012

Joel Drescher has been named a portfolio manager of the Fund, effective immediately. Mr. Drescher is a Co-Director of Equity at Symphony Asset Management LLC. Gunther Stein and Ross Sakamoto will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SOPALS-0612P